UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2023 bleuacacia ltd
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41074	98-1582905
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Fifth Avenue New York, New York	10110
(Address of principal executive offices)	(Zip Code)

(212) 935-5599
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	BLEUU	The Nasdaq Stock Market LLC

Class A ordinary shares, $0.0001 par value per share	BLEU	The Nasdaq Stock Market LLC

Rights to acquire one-sixteenth of one Class A ordinary share	BLEUR	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BLEUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 13, 2023, bleuacacia ltd, a Cayman Islands exempted company (the “Company”), filed a definitive proxy statement (the “Extension Proxy”) for its extraordinary general meeting (the “Extension Meeting”), scheduled to be held on January 2, 2024, at 10:00 a.m. Eastern Time at which the Company’s shareholders will vote on, among other things, a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) to extend the date by which the Company has to consummate an initial business combination from February 22, 2024 to November 22, 2024, or such earlier date as the Company’s board of directors may approve in accordance with the Articles (the “Extension Proposal”) and a proposal to amend the Company’s Articles to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share, to convert their Class B ordinary shares into Class A ordinary shares, par value $0.0001 per share, of the Company on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”). In connection with the Extension Meeting, on December 22, 2023 and December 27, 2023, the Company and bleuacacia sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”) entered into non-redemption agreements (the “Non-Redemption Agreements”) with three unaffiliated third parties, pursuant to which such third parties agreed not to redeem (or to validly rescind any redemption requests on) an aggregate of 384,929 Class A ordinary shares of the Company (“Non-Redeemed Shares”) in connection with the Extension Proposal. In exchange for the foregoing commitments not to redeem such Class A ordinary shares, the Sponsor agreed to transfer an aggregate of 115,479 Class B ordinary shares of the Company held by the Sponsor to such third parties immediately following consummation of an initial business combination if such third parties continued to hold such Non-Redeemed Shares through the Extension Meeting. The Non-Redemption Agreements are expected to increase the amount of funds that remain in the Company’s trust account following the Extension Meeting, relative to the amount remaining in the trust account in the absence of the Non-Redemption Agreements.

Pursuant to the terms of the Non-Redemption Agreements, the Company and the Sponsor may enter into additional non-redemption agreements from time to time with other unaffiliated third parties, subject to the terms set forth in the Non-Redemption Agreements.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed herein as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.	Other Events

On December 28, 2023, the aggregate amount on deposit in the trust account was approximately $17,008,975.18.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the risk that approval of the Company’s shareholders for the Extension Proposal is not obtained; the amount of redemptions made by the Company’s shareholders in connection with the Extension Meeting and its impact on the amount of funds available in the Company’s trust account to complete an Initial Business Combination; and the risks and uncertainties indicated in the Extension Proxy and from time to time in the Company’s other filings with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Extension Meeting. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Extension Proxy, which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Extension Proxy as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company, the Extension Proposal and the Founder Share Amendment Proposal. Shareholders may obtain copies of the Extension Proxy, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by telephone at (800) 662-5200 (Individuals), (203) 658-9400 (banks and brokers) or via email at BLEU.info@investor.morrowsodali.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of bleuacacia ltd filed with the SEC on December 22, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2023

bleuacacia ltd

	By:	/s/ Jide Zeitlin
	Name:	Jide Zeitlin
	Title:	Co-Chairman and Co-Chief Executive Officer